EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER
AND FISCAL 2021 RESULTS

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

	Three months ended					% change from		Twelve months ended
in millions, except per share amounts	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2020	September 30, 2021	% change
Revenues:
Asset management and related administrative fees	$1,006	$1,067	$1,173	$1,262	$1,366	36%	8%	$3,834	$4,868	27%
Brokerage revenues:
Securities commissions	352	381	443	415	412	17%	(1)%	1,468	1,651	12%
Principal transactions	143	147	148	137	129	(10)%	(6)%	488	561	15%
Total brokerage revenues	495	528	591	552	541	9%	(2)%	1,956	2,212	13%
Account and service fees	140	145	159	161	170	21%	6%	624	635	2%
Investment banking	222	261	242	276	364	64%	32%	650	1,143	76%
Interest income	201	203	200	205	215	7%	5%	1,000	823	(18)%
Other (1)	57	56	44	55	74	30%	35%	104	229	120%
Total revenues	2,121	2,260	2,409	2,511	2,730	29%	9%	8,168	9,910	21%
Interest expense	(42)	(38)	(37)	(40)	(35)	(17)%	(13)%	(178)	(150)	(16)%
Net revenues	2,079	2,222	2,372	2,471	2,695	30%	9%	7,990	9,760	22%
Non-interest expenses:
Compensation, commissions and benefits	1,415	1,500	1,648	1,661	1,774	25%	7%	5,465	6,583	20%
Non-compensation expenses:
Communications and information processing	100	99	107	109	114	14%	5%	393	429	9%
Occupancy and equipment	57	57	57	58	60	5%	3%	225	232	3%
Business development	28	23	21	31	36	29%	16%	134	111	(17)%
Investment sub-advisory fees	26	28	31	34	37	42%	9%	101	130	29%
Professional fees	23	30	24	26	32	39%	23%	91	112	23%
Bank loan provision/(benefit) for credit losses (2)	45	14	(32)	(19)	5	(89)%	NM	233	(32)	NM
Losses on extinguishment of debt (3)	—	—	—	98	—	—%	(100)%	—	98	NM
Acquisition and disposition-related expenses (4)	7	2	—	7	10	43%	43%	7	19	171%
Reduction in workforce expenses (5)	46	—	—	—	—	(100)%	—%	46	—	(100)%
Other (1)	76	70	69	81	67	(12)%	(17)%	243	287	18%
Total non-compensation expenses	408	323	277	425	361	(12)%	(15)%	1,473	1,386	(6)%
Total non-interest expenses	1,823	1,823	1,925	2,086	2,135	17%	2%	6,938	7,969	15%
Pre-tax income	256	399	447	385	560	119%	45%	1,052	1,791	70%
Provision for income taxes	47	87	92	78	131	179%	68%	234	388	66%
Net income	$209	$312	$355	$307	$429	105%	40%	$818	$1,403	72%

Earnings per common share – basic (6) (7)	$1.02	$1.52	$1.72	$1.49	$2.08	104%	40%	$3.96	$6.81	72%
Earnings per common share – diluted (6) (7)	$1.00	$1.48	$1.68	$1.45	$2.02	102%	39%	$3.88	$6.63	71%
Weighted-average common shares outstanding – basic (7)	205.4	205.2	206.7	205.8	205.5	—%	—%	206.4	205.7	—%
Weighted-average common and common equivalent shares outstanding – diluted (7)	209.4	209.6	211.8	211.7	211.7	1%	—%	210.3	211.2	—%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of						% change from
$ in millions, except per share amounts	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021		September 30, 2020	June 30, 2021
Total assets	$47,482	$53,657	$56,066	$57,161	$61,891		30%	8%
Total equity attributable to Raymond James Financial, Inc.	$7,114	$7,363	$7,592	$7,863	$8,245		16%	5%
Book value per share (7) (8)	$34.72	$35.73	$36.89	$38.28	$40.08		15%	5%
Tangible book value per share (7) (8) (9)	$31.96	$31.95	$32.94	$34.36	$36.11		13%	5%

Capital ratios:
Tier 1 capital	24.2%	23.4%	23.6%	24.4%	25.0%	(10)
Total capital	25.4%	24.6%	24.7%	25.6%	26.2%	(10)
Tier 1 leverage	14.2%	12.9%	12.2%	12.6%	12.6%	(10)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2020	September 30, 2021	% change
Adjusted pre-tax income (9)	$309	$401	NA	$490	$570	84%	16%	$1,105	$1,908	73%
Adjusted net income (9)	$249	$314	NA	$386	$437	76%	13%	$858	$1,492	74%
Adjusted earnings per common share - basic (6) (7) (9)	$1.21	$1.53	NA	$1.88	$2.12	75%	13%	$4.15	$7.24	74%
Adjusted earnings per common share - diluted (6) (7) (9)	$1.19	$1.49	NA	$1.82	$2.06	73%	13%	$4.08	$7.05	73%
Return on equity (11)	11.9%	17.2%	19.0%	15.9%	21.3%			11.9%	18.4%
Adjusted return on equity (9) (11)	14.1%	17.3%	NA	19.9%	21.7%			12.5%	19.5%
Return on tangible common equity (9) (11)	12.9%	19.0%	21.2%	17.7%	23.7%			13.0%	20.4%
Adjusted return on tangible common equity (9) (11)	15.3%	19.1%	NA	22.2%	24.1%			13.6%	21.6%
Pre-tax margin (12)	12.3%	18.0%	18.8%	15.6%	20.8%			13.2%	18.4%
Adjusted pre-tax margin (9) (12)	14.9%	18.0%	NA	19.8%	21.2%			13.8%	19.5%
Total compensation ratio (13)	68.1%	67.5%	69.5%	67.2%	65.8%			68.4%	67.4%
Effective tax rate	18.4%	21.8%	20.6%	20.3%	23.4%			22.2%	21.7%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from
	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	June 30, 2021
Client asset metrics ($ in billions):
Client assets under administration	$930.1	$1,024.8	$1,085.4	$1,165.0	$1,178.7	27%	1%
Private Client Group assets under administration	$883.3	$974.2	$1,028.1	$1,102.9	$1,115.4	26%	1%
Private Client Group assets in fee-based accounts	$475.3	$532.7	$567.6	$616.7	$627.1	32%	2%
Financial assets under management	$153.1	$169.6	$178.2	$191.0	$191.9	25%	—%

Clients' domestic cash sweep balances ($ in millions):
Raymond James Bank Deposit Program (“RJBDP”): (14)
Raymond James Bank	$25,599	$26,697	$28,174	$29,253	$31,410	23%	7%
Third-party banks	25,998	26,142	25,110	25,080	24,496	(6)%	(2)%
Subtotal RJBDP	51,597	52,839	53,284	54,333	55,906	8%	3%
Client Interest Program	3,999	8,769	9,517	8,610	10,762	169%	25%
Total clients’ domestic cash sweep balances	$55,596	$61,608	$62,801	$62,943	$66,668	20%	6%

	Three months ended					Twelve months ended
	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Average yield on RJBDP - third-party banks (15)	0.33%	0.31%	0.30%	0.29%	0.29%	0.77%	0.30%

	As of					% change from
	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	June 30, 2021
Private Client Group financial advisors:
Employees	3,404	3,387	3,375	3,423	3,461	2%	1%
Independent contractors	4,835	4,846	4,952	4,990	5,021	4%	1%
Total advisors	8,239	8,233	8,327	8,413	8,482	3%	1%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2020	September 30, 2021	% change
Revenues:
Asset management and related administrative fees	$832	$885	$979	$1,050	$1,142	37%	9%	$3,162	$4,056	28%
Brokerage revenues:
Mutual and other fund products	129	148	183	167	172	33%	3%	567	670	18%
Insurance and annuity products	109	98	109	113	118	8%	4%	397	438	10%
Equities, ETFs, and fixed income products	95	107	121	110	100	5%	(9)%	419	438	5%
Total brokerage revenues	333	353	413	390	390	17%	—%	1,383	1,546	12%
Account and service fees:
Mutual fund and annuity service fees	88	94	99	105	110	25%	5%	348	408	17%
RJBDP fees: (14)
Third-party banks	21	21	19	18	18	(14)%	—%	150	76	(49)%
Raymond James Bank	42	43	44	47	49	17%	4%	180	183	2%
Client account and other fees	33	32	42	39	44	33%	13%	129	157	22%
Total account and service fees	184	190	204	209	221	20%	6%	807	824	2%
Investment banking	12	6	16	11	14	17%	27%	41	47	15%
Interest income	30	30	30	31	32	7%	3%	155	123	(21)%
All other	7	5	8	7	5	(29)%	(29)%	27	25	(7)%
Total revenues	1,398	1,469	1,650	1,698	1,804	29%	6%	5,575	6,621	19%
Interest expense	(4)	(2)	(3)	(2)	(3)	(25)%	50%	(23)	(10)	(57)%
Net revenues	1,394	1,467	1,647	1,696	1,801	29%	6%	5,552	6,611	19%
Non-interest expenses:
Financial advisor compensation and benefits	873	931	1,040	1,082	1,151	32%	6%	3,428	4,204	23%
Administrative compensation and benefits	244	249	260	251	255	5%	2%	971	1,015	5%
Total compensation, commissions and benefits	1,117	1,180	1,300	1,333	1,406	26%	5%	4,399	5,219	19%
Non-compensation expenses	152	147	155	168	173	14%	3%	614	643	5%
Total non-interest expenses	1,269	1,327	1,455	1,501	1,579	24%	5%	5,013	5,862	17%
Pre-tax income	$125	$140	$192	$195	$222	78%	14%	$539	$749	39%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2020	September 30, 2021	% change
Revenues:
Brokerage revenues:
Fixed income	$125	$131	$142	$124	$118	(6)%	(5)%	$421	$515	22%
Equity	35	42	34	36	33	(6)%	(8)%	150	145	(3)%
Total brokerage revenues	160	173	176	160	151	(6)%	(6)%	571	660	16%
Investment banking:
Merger & acquisition and advisory	98	149	122	153	215	119%	41%	290	639	120%
Equity underwriting	68	60	67	69	89	31%	29%	185	285	54%
Debt underwriting	43	46	37	43	46	7%	7%	133	172	29%
Total investment banking	209	255	226	265	350	67%	32%	608	1,096	80%
Interest income	3	3	5	4	4	33%	—%	25	16	(36)%
Tax credit fund revenues	33	16	24	17	48	45%	182%	83	105	27%
All other	7	7	4	3	4	(43)%	33%	20	18	(10)%
Total revenues	412	454	435	449	557	35%	24%	1,307	1,895	45%
Interest expense	(2)	(2)	(2)	(3)	(3)	50%	—%	(16)	(10)	(38)%
Net revenues	410	452	433	446	554	35%	24%	1,291	1,885	46%
Non-interest expenses:
Compensation, commissions and benefits	229	252	259	256	288	26%	13%	774	1,055	36%
Acquisition and disposition-related expenses (4)	7	—	—	3	3	(57)%	—%	7	6	(14)%
Other non-compensation expenses	68	71	69	72	80	18%	11%	285	292	2%
Total non-interest expenses	304	323	328	331	371	22%	12%	1,066	1,353	27%
Pre-tax income	$106	$129	$105	$115	$183	73%	59%	$225	$532	136%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Asset Management (Unaudited)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2020	September 30, 2021	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$123	$129	$137	$148	$156	27%	5%	$481	$570	19%
Administration and other	55	59	64	70	74	35%	6%	207	267	29%
Total asset management and related administrative fees	178	188	201	218	230	29%	6%	688	837	22%
Account and service fees	4	4	5	4	5	25%	25%	16	18	13%
All other	2	3	3	3	3	50%	—%	11	12	9%
Net revenues	184	195	209	225	238	29%	6%	715	867	21%
Non-interest expenses:
Compensation, commissions and benefits	43	45	50	43	44	2%	2%	177	182	3%
Non-compensation expenses	63	67	72	77	80	27%	4%	254	296	17%
Total non-interest expenses	106	112	122	120	124	17%	3%	431	478	11%
Pre-tax income	$78	$83	$87	$105	$114	46%	9%	$284	$389	37%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Raymond James Bank (Unaudited)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2020	September 30, 2021	% change
Revenues:
Interest income	$165	$168	$165	$172	$179	8%	4%	$800	$684	(15)%
Interest expense	(11)	(11)	(10)	(11)	(10)	(9)%	(9)%	(62)	(42)	(32)%
Net interest income	154	157	155	161	169	10%	5%	738	642	(13)%
All other	7	10	5	8	7	—%	(13)%	27	30	11%
Net revenues	161	167	160	169	176	9%	4%	765	672	(12)%
Non-interest expenses:
Compensation and benefits	13	12	13	13	13	—%	—%	51	51	—%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses (2)	45	14	(32)	(19)	5	(89)%	NM	233	(32)	NM
RJBDP fees to Private Client Group (14)	42	43	44	47	49	17%	4%	180	183	2%
All other	28	27	24	24	28	—%	17%	105	103	(2)%
Total non-compensation expenses	115	84	36	52	82	(29)%	58%	518	254	(51)%
Total non-interest expenses	128	96	49	65	95	(26)%	46%	569	305	(46)%
Pre-tax income	$33	$71	$111	$104	$81	145%	(22)%	$196	$367	87%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Other (16) (Unaudited)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2020	September 30, 2021	% change
Revenues:
Interest income	$3	$3	$3	$—	$2	(33)%	NM	$30	$8	(73)%
Gains/(losses) on private equity investments (1)	12	24	8	24	18	50%	(25)%	(28)	74	NM
All other	—	1	2	4	(1)	NM	NM	4	6	50%
Total revenues	15	28	13	28	19	27%	(32)%	6	88	1,367%
Interest expense	(25)	(24)	(25)	(26)	(21)	(16)%	(19)%	(88)	(96)	9%
Net revenues	(10)	4	(12)	2	(2)	80%	NM	(82)	(8)	90%
Non-interest expenses:
Compensation and all other (1)	30	26	36	34	31	3%	(9)%	64	127	98%
Losses on extinguishment of debt (3)	—	—	—	98	—	—%	(100)%	—	98	NM
Acquisition and disposition-related expenses (4)	—	2	—	4	7	NM	75%	—	13	NM
Reduction in workforce expenses (5)	46	—	—	—	—	(100)%	—%	46	—	(100)%
Total non-interest expenses	76	28	36	136	38	(50)%	(72)%	110	238	116%
Pre-tax loss	$(86)	$(24)	$(48)	$(134)	$(40)	53%	70%	$(192)	$(246)	(28)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Raymond James Bank Selected Key Metrics (Unaudited)

The following metrics are attributable to our Raymond James Bank banking subsidiary, which is a component of our Raymond James Bank segment.

	As of						% change from
$ in millions	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021		September 30, 2020	June 30, 2021
Total assets	$30,610	$31,580	$33,221	$34,576	$36,481		19%	6%
Total equity	$2,315	$2,364	$2,409	$2,532	$2,594		12%	2%
Bank loans, net	$21,195	$21,957	$22,879	$23,896	$24,994		18%	5%
Bank loan allowance for credit losses (2)	$354	$378	$345	$322	$320		(10)%	(1)%
Bank loan allowance for credit losses as a % of loans held for investment (2)	1.65%	1.71%	1.50%	1.34%	1.27%
Total nonperforming assets	$32	$28	$31	$43	$74		131%	72%
Nonperforming assets as a % of total assets	0.10%	0.09%	0.09%	0.12%	0.20%
Total criticized loans	$933	$899	$1,001	$980	$824		(12)%	(16)%
Criticized loans as a % of loans held for investment	4.35%	4.06%	4.35%	4.07%	3.27%

Capital ratios:
Tier 1 capital	13.0%	13.1%	13.1%	13.5%	13.4%	(10)
Total capital	14.3%	14.4%	14.4%	14.7%	14.6%	(10)
Tier 1 leverage	7.7%	7.5%	7.5%	7.5%	7.5%	(10)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	June 30, 2021	September 30, 2020	September 30, 2021	% change
Bank loan provision/(benefit) for credit losses (2)	$45	$14	$(32)	$(19)	$5	(89)%	NM	$233	$(32)	NM
Net charge-offs	$26	$—	$2	$4	$7	(73)%	75%	$98	$13	(87)%
Net interest margin (net yield on interest-earning assets)	2.09%	2.02%	1.94%	1.92%	1.92%			2.63%	1.95%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended				Twelve months ended
$ in millions	September 30, 2020	December 31, 2020	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Net income	$209	$312	$307	$429	$818	$1,403
Non-GAAP adjustments:
Losses on extinguishment of debt (3)	—	—	98	—	—	98
Acquisition and disposition-related expenses (4)	7	2	7	10	7	19
Reduction in workforce expenses (5)	46	—	—	—	46	—
Pre-tax impact of non-GAAP adjustments	53	2	105	10	53	117
Tax effect of non-GAAP adjustments	(13)	—	(26)	(2)	(13)	(28)
Total non-GAAP adjustments, net of tax	40	2	79	8	40	89
Adjusted net income	$249	$314	$386	$437	$858	$1,492

Pre-tax income	$256	$399	$385	$560	$1,052	$1,791
Pre-tax impact of non-GAAP adjustments (as detailed above)	53	2	105	10	53	117
Adjusted pre-tax income	$309	$401	$490	$570	$1,105	$1,908

Pre-tax margin (12)	12.3%	18.0%	15.6%	20.8%	13.2%	18.4%
Non-GAAP adjustments:
Losses on extinguishment of debt (3)	—%	—%	3.9%	—%	—%	1.0%
Acquisition and disposition-related expenses (4)	0.4%	—%	0.3%	0.4%	0.1%	0.1%
Reduction in workforce expenses (5)	2.2%	—%	—%	—%	0.5%	—%
Total non-GAAP adjustments, net of tax	2.6%	—%	4.2%	0.4%	0.6%	1.1%
Adjusted pre-tax margin (12)	14.9%	18.0%	19.8%	21.2%	13.8%	19.5%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

	Three months ended				Twelve months ended
Earnings per common share (6) (7)	September 30, 2020	December 31, 2020	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Basic	$1.02	$1.52	$1.49	$2.08	$3.96	$6.81
Non-GAAP adjustments:
Losses on extinguishment of debt (3)	—	—	0.48	—	—	0.48
Acquisition and disposition-related expenses (4)	0.03	0.01	0.03	0.05	0.03	0.09
Reduction in workforce expenses (5)	0.22	—	—	—	0.22	—
Tax effect of non-GAAP adjustments	(0.06)	—	(0.12)	(0.01)	(0.06)	(0.14)
Total non-GAAP adjustments, net of tax	0.19	0.01	0.39	0.04	0.19	0.43
Adjusted basic	$1.21	$1.53	$1.88	$2.12	$4.15	$7.24

Diluted	$1.00	$1.48	$1.45	$2.02	$3.88	$6.63
Non-GAAP adjustments:
Losses on extinguishment of debt (3)	—	—	0.46	—	—	0.46
Acquisition and disposition-related expenses (4)	0.03	0.01	0.03	0.05	0.03	0.09
Reduction in workforce expenses (5)	0.22	—	—	—	0.22	—
Tax effect of non-GAAP adjustments	(0.06)	—	(0.12)	(0.01)	(0.05)	(0.13)
Total non-GAAP adjustments, net of tax	0.19	0.01	0.37	0.04	0.20	0.42
Adjusted diluted	$1.19	$1.49	$1.82	$2.06	$4.08	$7.05

Book value per share	As of
$ in millions, except per share amounts	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Total equity attributable to Raymond James Financial, Inc.	$7,114	$7,363	$7,592	$7,863	$8,245
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	600	834	868	862	882
Deferred tax liabilities, net	(34)	(56)	(56)	(56)	(64)
Tangible common equity attributable to Raymond James Financial, Inc.	$6,548	$6,585	$6,780	$7,057	$7,427
Common shares outstanding	204.9	206.1	205.8	205.4	205.7
Book value per share (7) (8)	$34.72	$35.73	$36.89	$38.28	$40.08
Tangible book value per share (7) (8) (9)	$31.96	$31.95	$32.94	$34.36	$36.11

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on equity	Three months ended					Twelve months ended
$ in millions	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Average equity (17)	$7,040	$7,239	$7,478	$7,728	$8,054	$6,860	$7,635
Impact on average equity of non-GAAP adjustments:
Losses on extinguishment of debt (3)	—	—	NA	49	—	—	39
Acquisition and disposition-related expenses (4)	4	1	NA	4	5	1	6
Reduction in workforce expenses (5)	23	—	NA	—	—	9	—
Tax effect of non-GAAP adjustments	(7)	—	NA	(13)	(1)	(2)	(11)
Adjusted average equity (17)	$7,060	$7,240	NA	$7,768	$8,058	$6,868	$7,669

Average equity (17)	$7,040	$7,239	$7,478	$7,728	$8,054	$6,860	$7,635
Less:
Average goodwill and identifiable intangible assets, net	601	717	851	865	872	605	809
Average deferred tax liabilities, net	(33)	(45)	(56)	(56)	(60)	(31)	(53)
Average tangible common equity (17)	$6,472	$6,567	$6,683	$6,919	$7,242	$6,286	$6,879
Impact on average equity of non-GAAP adjustments:
Losses on extinguishment of debt (3)	—	—	NA	49	—	—	39
Acquisition and disposition-related expenses (4)	4	1	NA	4	5	1	6
Reduction in workforce expenses (5)	23	—	NA	—	—	9	—
Tax effect of non-GAAP adjustments	(7)	—	NA	(13)	(1)	(2)	(11)
Adjusted average tangible common equity (17)	$6,492	$6,568	NA	$6,959	$7,246	$6,294	$6,913

Return on equity (11)	11.9%	17.2%	19.0%	15.9%	21.3%	11.9%	18.4%
Adjusted return on equity (11)	14.1%	17.3%	NA	19.9%	21.7%	12.5%	19.5%
Return on tangible common equity (11)	12.9%	19.0%	21.2%	17.7%	23.7%	13.0%	20.4%
Adjusted return on tangible common equity (11)	15.3%	19.1%	NA	22.2%	24.1%	13.6%	21.6%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Footnotes

(1)	Other revenues included $12 million, $24 million, $8 million, $24 million, and $18 million of private equity gains for the three months ended September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021, and September 30, 2021, respectively, which were included in our Other segment. Of these amounts, $3 million, $10 million, an insignificant amount, $10 million, and $5 million for three months ended September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021, and September 30, 2021, respectively, were attributable to noncontrolling interests and were offset in Other expenses. Other revenues included $28 million of private equity losses and $74 million of private equity gains for the twelve months ended September 30, 2020 and 2021, respectively. Of these amounts, approximately $20 million of the losses and $25 million of the gains for the twelve months ended September 30, 2020 and 2021, respectively, were attributable to noncontrolling interests and were offset in Other expenses.

(2)	The allowances for credit losses as of December 31, 2020, March 31, 2021, June 30, 2021, and September 30, 2021 were determined under the current expected credit loss (“CECL”) model as a result of our October 1, 2020 adoption of new accounting guidance related to the measurement of credit losses on financial instruments. The impact of adoption on October 1, 2020 resulted in an increase in our allowance for credit losses of $42 million (including $25 million related to loans to financial advisors in the Private Client Group, $9 million related to funded bank loans and $8 million related to unfunded lending commitments) and a corresponding reduction in the beginning balance of retained earnings of $35 million, net of tax. The Bank loan provision/(benefit) for credit losses of $14 million, $(32) million, $(19) million, and $5 million for the three months ended December 31, 2020, March 31, 2021, June 30, 2021, and September 30, 2021 respectively, and $(32) million for the twelve months ended September 30, 2021 were determined under the CECL model and represented the provision/(benefit) for credit losses post the CECL adoption date.

(3)
Losses on extinguishment of debt include make-whole premiums, the accelerated amortization of debt issuance costs, and certain legal and other professional fees associated with the redemptions of our $250 million of 5.625% senior notes due 2024 and our $500 million of 3.625% senior notes due 2026 which occurred during our fiscal third quarter of 2021.

(4)
The three and twelve months ended September 30, 2020 included a $7 million loss in our Capital Markets segment related to the sale of our interests in certain entities that operated predominantly in France, which closed during our fiscal first quarter of 2021. Acquisition and disposition-related expenses in our Other segment for our fiscal 2021 periods primarily included professional and integration expenses associated with our acquisitions of NWPS Holdings, Inc., Financo, LLC, and Cebile Capital which were completed in fiscal 2021, and Charles Stanley Group PLC and TriState Capital Holdings, Inc., announced in July 2021 and October 2021, respectively. Acquisition and disposition-related expenses in our Capital Markets segment for our fiscal 2021 periods included amortization expense related to intangible assets with short useful lives primarily associated with our Financo, LLC and Cebile Capital acquisitions.

(5)
Reduction in workforce expenses for the three and twelve months ended September 30, 2020 are associated with position eliminations that occurred in our fiscal fourth quarter of 2020 in response to the economic environment. These expenses were included in our Other segment and primarily consisted of severance and related payroll expenses, as well as expenses related to company-paid benefits.

(6)	Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period.

(7)	During our fiscal fourth quarter of 2021 the Board of Directors approved a 3-for-2 stock split, effected in the form of a 50% stock dividend, payable September 21, 2021. All share and per share information has been retroactively adjusted to reflect this stock split.

(8)	Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.

(9)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. There were no non-GAAP adjustments to earnings for the three months ended March 31, 2021.

(10)	Estimated.

(11)	Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.

(12)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(13)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period.

(14)	We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. Fees earned by the Private Client Group on Raymond James Bank deposits are eliminated in consolidation.

(15)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(16)
The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, acquisition-related expenses, and certain corporate overhead costs of RJF, including the interest costs on our public debt and any losses on extinguishment of such debt. The Other segment also includes reduction in workforce expenses associated with position eliminations that occurred in our fiscal fourth quarter of 2020 in response to the economic environment.

RAYMOND JAMES FINANCIAL, INC.

(17)	Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the annual period, average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.